SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

SUNPEAKS VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54523	27-0777112
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9337 Fraser Ave. Silver Spring, MD 20910 (204) 898-8160
(Address of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER ITEMS.

Walgreens Distributor Agreement

On March 19, 2012, Sunpeaks Ventures, Inc., (“we” or the “Company”), through its subsidiary Healthcare Distribution Specialist, LLC (“HDS”), entered into an agreement with Walgreens Company (“Walgreens”) whereby we will be able to sell our Clotamin multi-vitamin products in various Walgreens stores (the “Walgreens Agreement”) in the state of Florida. Specifically, we will be selling our Clotamin multi-vitamin products in approximately fifty (50) Walgreens stores in the Miami area, and thirty-four (34) stores in the Sarasota area. Pursuant to the Walgreens Agreement, we will only receive the proceeds from a sale from our Clotamin multi-vitamin products.

In addition to the Walgreens Agreement, we also entered into a non-disclosure agreement with Walgreens which prohibits us from disclosing any proprietary information or data owned by Walgreens.

On March 19, 2012, we issued a press release entitled “Sunpeaks Ventures Announces Clotamin available on Walgreens.com.” A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Paul Silas Endorsement Agreement

On March 8, 2012, we, through our subsidiary HDS, entered into an exclusive celebrity endorsement agreement with Paul Silas (“Silas”) (the “Agreement”). The Agreement commences on February 20, 2012 and shall expire on February 19, 2013. Pursuant to the Agreement, we have engaged Silas to promote our Clotamin multi-vitamin product, and Silas has granted us the right to use his name, image and likeness in promoting Clotamin. We have agreed to pay Silas an endorsement fee for his services, which is to be paid in three (3) separate installments throughout the term of the Agreement.

We shall have the right to terminate the Agreement upon ten (10) days written notice to Silas in the event that Silas fails to perform his duties under the Agreement and fails to cure within seven (7) days of receipt of such notice. Silas shall have the right to terminate the Agreement upon ten (10) days written notice upon the occurrence of: (i) HDS filing for bankruptcy; (ii) HDS failing to pay the agreed upon endorsement fees to Silas; or (iii) HDS’ breach of a covenant contained in the Agreement that is not cured within seven (7) days of receipt of such notice.

On March 17, 2012, we issued a press release entitled “Sunpeaks Ventures Engages Former All-Star Player and Current Professional Basketball Head Coach as National Clotamin Spokesperson.” A copy of the press release is attached as Exhibit 99.2, and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release titled “Sunpeaks Ventures Announces Clotamin available on Walgreens.com.” dated March 19, 2012.
99.2	Press Release titled “Sunpeaks Ventures Engages Former All-Star Player and Current Professional Basketball Head Coach as National Clotamin Spokesperson” dated March 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   March 21, 2012

SUNPEAKS VENTURES, INC.

By: /s/ Mackie Barch

Mackie Barch

President and Chief Executive Officer